Vanguard International Stock ETFs Prospectus

Vanguard Emerging Markets ETF
Summary Prospectus

Supplement to the Prospectus and the Summary Prospectus Dated February 26, 2010

Emerging Markets ETF

In the Emerging Markets ETF Summary, the text under the heading Purchase and Sale of Fund Shares is replaced with the following:

To purchase or redeem ETF Shares of the Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. Authorized Participants must purchase and redeem ETF Shares in large blocks known as "Creation Units." For this Fund, the number of ETF Shares in a Creation Unit is 200,000. Individual investors may purchase and redeem ETF Shares on NYSE Arca through a broker. The price at which an individual investor will buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares.

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